EXHIBIT 99.1




June 16, 2006




Kokopelli Capital Corp.
1000 SW 11th Avenue, No. E-7
Hallandale, Florida  33009


Dear Sir:

I hereby resign as a director and as president, secretary and treasurer of Kokopelli Capital Corp. (the "Company"), effective immediately. My resignation does not in any way imply or infer any dispute or disagreement relating to the Company's operations, policies or practices. I wish the Company much success in its future endeavors.

Sincerely,

/s/ Ellen J. Talles

Ellen J. Talles